UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 12, 2011

Teledyne Technologies Incorporated
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-15295 (Commission File Number)	25-1843385 (I.R.S. Employer Identification No.)

1049 Camino Dos Rios Thousand Oaks, California (Address of principal executive offices)	91360-2362 (Zip Code)
Registrant’s telephone number, including area code: (805) 373-4545
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-2.01
EX-2.02

Item 2.01. Completion of Acquisition or Disposition of Assets.
     On December 22, 2010, Teledyne Technologies Incorporated ( “Teledyne”) entered into an Arrangement Agreement (the “Arrangement Agreement”) that provided for the acquisition of DALSA Corporation, a company organized under the laws of Ontario, Canada, by a wholly-owned subsidiary of Teledyne.
     On February 12, 2011, Teledyne completed the acquisition of DALSA. The transaction was carried out by way of a statutory plan of arrangement under the Business Corporations Act (Ontario). DALSA received the requisite shareholder approvals for the plan of arrangement at the meeting of its shareholders held on February 10, 2011. The Ontario Superior Court of Justice (Commercial List) granted a final order approving the plan of arrangement on February 11, 2011. Pursuant to the plan of arrangement and the Arrangement Agreement, Teledyne acquired all of the issued and outstanding DALSA Shares for CAD $18.25 in cash for each DALSA Share. The aggregate value for the transaction is approximately CAD $337 million, taking into account DALSA’s stock options and net cash as of December 31, 2010.
     DALSA, headquartered in Waterloo, Ontario, Canada, designs, develops, manufactures and markets digital imaging products and semiconductors.
Item 9.01 Financial Statements and Exhibits
(a) and (b) Financial statements of business acquired and pro forma financial information.
     Financial statements of DALSA Corporation, and pro forma financial information giving effect to the acquisition, are not included herein but will be filed by an amendment to this report on Form 8-K not later than 71 days after the due date for the filing of this report.
(d) Exhibits

Exhibit 2.01	Arrangement Agreement, dated December 22, 2010, between Teledyne Technologies Incorporated, Teledyne Canada, Inc. and DALSA Corporation.

Exhibit 2.02	Amending Agreement, dated January 17, 2011, between Teledyne Technologies Incorporated, Teledyne Canada, Inc. and DALSA Corporation.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEDYNE TECHNOLOGIES INCORPORATED
By:	/s/ Dale A. Schnittjer
Dale A. Schnittjer
Senior Vice President and Chief Financial Officer

Dated: February 14, 2011

EXHIBIT INDEX
Description

Exhibit 2.01	Arrangement Agreement, dated December 22, 2010, between Teledyne Technologies Incorporated, Teledyne Canada, Inc. and DALSA Corporation.

Exhibit 2.02	Amending Agreement, dated January 17, 2011, between Teledyne Technologies Incorporated, Teledyne Canada, Inc. and DALSA Corporation.